American Airlines, Inc.
6-1162-TRW-0673 Page 6

6-1162-TRW-0673

American Airlines, Inc.
P. O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616

Subject:	Confidentiality

Reference:	Purchase Agreement No. 3219 between The Boeing Company and American Airlines, Inc. relating to Model 787-923 Aircraft

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

1.           Confidentiality Obligation.

1.1           Except as otherwise provided in this Letter Agreement, each party shall, and shall ensure that its directors, officers, employees, Affiliates, agents, suppliers, subcontractors and professional advisors (collectively, Representatives), at all times, maintain strict confidence and secrecy in respect of all Confidential Information (as defined below). Each party agrees to disclose Confidential Information only to such of its Representatives as is required for the purpose of implementing and administering the Purchase Agreement, and shall inform such Representatives of the confidential nature of the Confidential Information and instruct (and use best reasonable efforts to cause) such Representatives to treat such Confidential Information in a manner consistent with this Section 1.

1.2           Neither party shall use the Confidential Information for any purpose (including any competitive or commercial purpose) other than in connection with the Purchase Agreement and for purposes of consummating the transactions contemplated thereby.

2.           Definition of Confidential Information.

2.1           Subject to the provisions of Section 2.2, "Confidential Information" means:

2.1.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

2.1.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1.3                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
         PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
d)    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
         PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
e)    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
         PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
f)    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
         PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
g)    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
         PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
h)   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
i)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
j)      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
          COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
k)    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
         PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
l)    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
        PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
m)  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
        PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
n)    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
         PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
o)   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
              PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
p)   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
q)   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
        PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
     r)    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
               PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
s)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
t)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
u)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
v)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
w)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
x)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
y)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
z)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
aa)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
bb)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2           The following shall not constitute "Confidential Information" for purposes of this Letter Agreement:

2.2.1                      Information (other than the terms and conditions of the Pre-Closing Letters and the Business Letters) already in a party's possession prior to its disclosure by the other party as evidenced by the written or electronic records of such party;

2.2.2                      Information obtained from a third person or entity that is not prohibited from disclosing such information to the receiving party as a result of a contractual, legal or fiduciary obligation to the party whose information is being disclosed;

2.2.3                      Information that is or becomes generally available to the public, other than as a result of disclosure by a party in violation of this Letter Agreement; or

2.2.4                      Information that has been or is independently developed by a party or its Affiliates, without violating such party’s obligations under this Letter Agreement.

2.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.           Disclosure.

3.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(a)	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(A)              [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
;

(B)              [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(C)              [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(D)              [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
.

(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
.

3.2             Either party may disclose Confidential Information without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority. If a party (the "Disclosing Party") is requested to disclose any Confidential Information of the other party (the "Affected Party") under the terms of a subpoena or order issued by a Governmental Authority, it shall (i) notify the Affected Party immediately of the existence, terms and circumstances surrounding such request, (ii) consult with the Affected Party on the advisability of taking legally available steps to resist or narrow such request, and (iii) if any disclosure of Confidential Information is required to prevent the Disclosing Party from being held in contempt or subject to other legal penalty, furnish only such portion of the Confidential Information as it is legally compelled to disclose and, at the request of the Affected Party, use commercially reasonable efforts to assist the Affected Party in obtaining an order or other reliable assurance that confidential treatment shall be accorded to the disclosed Confidential Information; and

3.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.4           In addition to disclosures of Confidential Information permitted by this Letter Agreement, either party may disclose Confidential Information as and to the extent explicitly provided for in the Purchase Agreement.

4.           Remedies.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.           Conflicts.

Subject to Section 2.3, to the extent of any conflict or inconsistency between the provisions of this Letter Agreement and any provisions regarding confidentiality of information set forth in the Purchase Agreements, the provisions of this Letter Agreement shall, to the extent of such conflict or inconsistency, control.

6.           Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the applicable Purchase Agreement.

Very truly yours,

THE BOEING COMPANY

By

Its            Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:    , 2008

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 3219
Confidentiality
BOEING PROPRIETARY